ADVANCED SERIES TRUST

AST International Growth Portfolio

Supplement dated February 28, 2023 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST International Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

New Subadvisory Arrangements, Name Change, Investment Strategy Change and Amended Management Agreement

The Board of Trustees of the Trust (the Board) recently approved: (i) replacing Neuberger Berman Investment Advisers LLC and William Blair Investment Management, LLC with LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC as subadvisers to the Portfolio to serve alongside Jennison Associates LLC;

(ii)changing the name of the Portfolio to the "AST International Equity Portfolio"; (iii) revising the investment strategy of the Portfolio; and (iv) amending the investment management agreement for the Portfolio to reflect a reduced contractual management fee rate. These changes are expected to become effective on or about March 13, 2023.

To reflect the changes described above, the Summary Prospectus is hereby revised as follows, effective March 13, 2023:

A.All references in the Summary Prospectus to "AST International Growth Portfolio" are hereby changed to "AST International Equity Portfolio."

B.The description of the Portfolio's principal investment strategies in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

C.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby revised by adding the information set forth below:

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Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Rick T. Babich	Vice President, Portfolio	December 2021
Manager

AST Investment		Jeff Peasley	Vice President, Portfolio	December 2021
Services, Inc.			Manager

	LSV Asset Management	Josef Lakonishok,	CEO, CIO, Partner and	March 2023
		Ph.D	Portfolio Manager

		Menno Vermeulen,	Partner, Portfolio Manager	March 2023
CFA

		Puneet	Partner, Portfolio Manager	March 2023
Mansharamani, CFA

		Greg Sleight	Partner, Portfolio Manager	March 2023

		Guy Lakonishok,	Partner, Portfolio Manager	March 2023
CFA

	Massachusetts Financial	Jim Fallon	Investment Officer	March 2023
Services Company

		Matt Krummell	Investment Officer	March 2023

		Jonathan Sage	Investment Officer	March 2023

		Jed Stocks	Investment Officer	March 2023

	PGIM Quantitative	Wen Jin, PhD, CFA	Managing Director and	March 2023
	Solutions LLC		Portfolio Manager

		Ken D'Souza, CFA	Managing Director and	March 2023
Portfolio Manager

		Stacie L. Mintz, CFA	Managing Director, Head of	March 2023
Quantitative Equity and
Portfolio Manager
	J.P. Morgan Investment	Tom Murray	Managing Director, Portfolio	March 2023
	Management Inc.		Manager

		Shane Duffy	Managing Director, Portfolio	March 2023
Manager

		James Sutton	Executive Director, Portfolio	March 2023
Manager

		Zenah Shuhaiber	Executive Director, Portfolio	March 2023
Manager

	Jennison Associates LLC	Mark B. Baribeau,	Managing Director and Head of	May 2012
		CFA	Global Equity

		Thomas F. Davis	Managing Director	May 2012

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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